EX 99.1

http://investors.chromadex.com/phoenix.zhtml?c=212121&p=irol-investorKit

http://investors.chromadex.com/phoenix.zhtml?c=212121&p=irol-investorKit



ChromaDex™

June 14, 2011

Corporate Presentation

Safe Harbor Disclaimer

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2011 revenue projection, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, products and services we may offer in the future, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended January 1, 2011 (the "2010 Annual Report") and our Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2011 (the "2011 Quarterly Report"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report and the 2011 Quarterly Report. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

ChromaDex

Health Claims Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.



Company Profile

- **Science-based** company specializing in the high-growth **natural products** industry
- Strong legacy business model provides early access to **high-potential proprietary products**
- First major proprietary product, pTeroPure®, has enormous potential in **multiple market channels**
- Strong and growing product pipeline, significant IP

ChromaDex is poised for rapid growth

Company Profile (cont'd)



Irvine, CA



Boulder, CO

- Ticker symbol: CDXC.OB
- Market cap: ~$85M, ~70 employees
- ~$3M in cash, no debt

*Internal plan for revenue growth from **$12-15M in 2011** to over **$100M in 3-5 years***

Company Profile (cont'd)

Common stock ownership	
Frank Jaksch	11.9%
Dr. Phillip Frost	11.8%
Key investor	9.4%
Key investor	5.7%
Key investor	5.3%
Others with >2%	11.4%
All others	44.5%
Total	**100%**


2.00
1.50
1.00
0.50
2009 Aug Sep Oct Nov Dec 2010 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2011 Feb Mar Apr May Jun

Key individuals	Profile	Role
Frank Jaksch	Founded ChromDex in 1999. Previously managed international divisions at Phenomenex, worked in diagnostics division of ICN Pharmaceuticals B.S. Chemistry & Biology, Valparaiso University	CEO
Bill Spengler	Former EVP and CFO at MGI Pharma and Guilford Pharmaceuticals, VP Finance at Black & Decker, CFO at Smith & Wesson, currently member of Board of Directors at Endo Pharmaceuticals B.A. Yale, MBA NYU Stern	President
Dr. Phillip Frost	Miami entrepreneur and technology investor CEO of OPKO Health (NYSE Amex: OPK), founder of IVAX, Vice Chairman of Teva Pharmaceuticals	Key investor

ChromaDex has focused 3-5 year plans and a huge potential upside



$Million
700
600
500
400
300
200
100
0
Legacy business
pTeroPure
$100 - 130
40-60
60-70
$505 - 660
40-60
465 - 600
3-5 yr revenue projection
3-5 yr revenue upside

The total market opportunity for pTeroPure could greatly exceed internal plan expectations



Three keys to rapid growth at ChromaDex

1. Fully commercialize pTeroPure®, ChromaDex's first **proprietary product** to market, including retail launch of the BlūScience brand

2. Expand **the legacy business**

3. Develop follow-on pipeline of proprietary products with **intellectual property**



pTeroPure® was identified and developed through ChromaDex's legacy business . . .

The legacy business:

- Natural Product fine chemicals (*phytochemicals and botanicals for laboratory-based R&D and QA*)
- Analytical and Chemistry-based Services (*CRO*)

ChromaDex

Legacy Business Overview – Natural Product Fine Chemicals

Summary of Product Offering

- 3000+ plant-based fine chemicals
- 800+ authenticated botanicals
- Comprehensive collection of these in the form of **natural product libraries**

Small quantities of these products are used for R&D and QA in the following industries:

- Nutraceuticals
- Food & Beverage
- Cosmeceuticals
- Pharmaceutical
- Government
- Universities & Research Institutions

ESTĒE LAUDER

Amway

FDA

Cargill

Nestlé

Legacy Business Overview – Analytical and Chemistry-based Services (CRO)

Analytical Services

- Identity Testing
- Potency Testing
- Safety Testing
- Verification of Label Claims

R&D Services

- Method Development & Validation
- Process Development
- Synthetic Chemistry
- Fermentation

Consulting Services

- GMP Compliance
- Raw Material Selection
- QC/QA Program Development

Pfizer
KRAFT
National Institutes of Health
USDA
HERBALIFE

The legacy business is poised for rapid growth based on trends within the Natural Products Industry

Driver of Growth	Marketplace Examples	Implications
Consumer demand	• Natural products industry expected to reach $155B by 2015[1]	• Higher demand for natural product libraries & QA services
Increased regulatory activity	• FDA implementation of GMPs for dietary supplements	• Higher demand for services & references standards
Industry consolidation	• PE investment / acquisition activity in dietary supplement companies	• Professional management teams more keen to ensure quality and mitigate risk
Increased R&D	• Nestlé Health Sciences S.A. • Pepsi Global Nutrition Group • Others	• Higher demand for services & references standards

Internal plan for legacy business revenue of $40-60M in 3-5 years

[1] Nutrition Business Journal

ChromaDex



Market examples of blue-chip strategic investment in the natural products industry . . . .

pepsi

"The market potential is significant . . . I believe we are well equipped to deliver authentically nutritious products advantaged by science in an accessible and affordable way to consumers globally."

- Indra K. Nooyi, Chairman & CEO, PepsiCo

Nestlé

"The combination of health economics, changing demographics and advances in health science show that our existing healthcare systems, which focus on treating sick people, are not sustainable and need redesigning. Nestlé has the expertise, the science, the resources and the organization to play a major role in seeking alternative solutions."

-Nestlé Chairman Peter Brabeck-Letmath



The Legacy Business provides market intelligence for the identification and development of Proprietary Products

LEGACY BUSINESS → **MARKET INTELLIGENCE** → **INTELLECTUAL PROPERTY** → **PROPRIETARY PRODUCTS**

MARKET INTELLIGENCE

- Consumer Goods
- Pharmaceuticals
- Governments
- Universities & Research Institutions

INTELLECTUAL PROPERTY

- Patents:
  - Health Claims
  - Manufacturing Processes
- "Know how"

PROPRIETARY PRODUCTS

- Ingredients
  - Supplements
  - Food & Beverage
- Retail supplement brand
- Skin care
- Pharmaceutical

pTeroPure is the first of these proprietary compounds to market

ChromaDex



pTeroPure® (ChromaDex-branded pterostilbene) will be a blockbuster in the field of human health

- Pterostilbene is a ***phytoalexin*** (plant defense system) found naturally in blueberries
- A polyphenol similar to resveratrol, it has a 7x longer half-life and 10x more bioavailablity

ChromaDex has licensed patents pending related to :

- Cholesterol
- Oxidative stress / metabolic syndrome
- Non-melanoma skin cancer
- Anxiolytic activity
- Manufacturing process from an exclusive partner audited successfully by the FDA and TGA

Science Overview for pTeroPure

Dennis Feller, Ph.D., ***Professor Emeritus, Department of Pharmacology, University of Mississippi*** on the history surrounding the studies related to pterostilbene

Agnes Rimando, Ph.D., ***Research Chemist at the USDA*** on her research surrounding pterostilbene.

Daniel Riche, Pharm.D., ***Assistant Professor, University of Mississippi School of Medicine,*** on the potential health benefits of pterostilbene and the human clinical study underway

Video - 5:08

pTeroPure® has significant potential across several market channels


Ingredients
Dietary Supplements
Q3 2010
Food & Beverage
Q3 2011
Retail line
Dietary Supplements
Q2 2011
Beauty & Personal Care
Cosmeceuticals
Q4 2012
Sun Care
Q2 2013
Pharma
2014

pTeroPure®

ChromaDex

pTeroPure® is first being brought to the dietary supplements and food & beverage markets




Ingredients
Dietary Supplements
Q3 2010
Food & Beverage
Q3 2011
Retail line
Dietary Supplements
Q2 2011
Beauty & Personal Care
Cosmeceuticals
Q4 2012
Sun Care
Q2 2013
Pharma
2014

pTeroPure®

ChromaDex

pTeroPure® | *The Ingredient*



pTeroPure® awarded Frost & Sullivan's 2010 "Most Promising Ingredient of the Year"

FROST & SULLIVAN

2010 BEST PRACTICES AWARD

NORTH AMERICAN HEALTH INGREDIENTS MOST PROMISING INGREDIENT OF THE YEAR AWARD

"An ingredient with proven efficacy and safety that addresses the ***needs of multi-populations*** *is bound to be successful . . . . a* ***sustainable production process*** *and apt promotional,* ***market positioning and penetration initiatives*** *are likely to further bolster the ingredient's potential and future* ***market acceptance."***

- Frost & Sullivan, on the opportunity for pTeroPure®

ChromaDex



Since being introduced in September 2010, pTeroPure® has shown adoption by key players in the supplements market

Key customers to date and their respective size

Direct to Physician		Internet Direct		Retail	


Pterostilbene
Supreme


THORNE
PolyResveratrol-SR


Swanson
Pterostilbene


LifeExtension
pTeroPure


SOLARAY
SUPER
Resveratrol


pTeroBlue
PTEROSTILBENE
+RESVERATROL

Company	Douglas Labs	Thorne	Swanson	Life Extension	Nutraceutical Int'l	Genceutics
Company size ($M revenue)[1]	$290	$20-50	$60	$120	$140	$0.5 – 1.0

Six additional companies are now incorporating pTeroPure into product offerings

[1] Nutrition Business Journal, internal estimates

ChromaDex

pTeroPure® is soon to be incorporated into the product line of larger industry players

- ChromaDex will shortly announce a significant collaboration with a **large private label manufacturer** that has distribution strength at major **clubs and wholesalers** – Costco, Walmart, Sam's, and BJ's
- This specific product reflects a blend of pTeroPure® and a berry extract and is the **fourth comparator arm** in the University of Mississippi human clinical study

ChromaDex

pTeroPure is poised to enter the Food & Beverage markets after achieving GRAS status

Announced GRAS (*Generally-Recognized As Safe*) status in early June

- GRAS self-affirmation complete[1]
- Seeking letter-of-no-objection from FDA
- Filing of dossier to FDA – 3Q 2011
- FDA response expected mid-2012

1 Industry experts from the American Institute for Biosocial and Medical Research, including former USDA and FDA senior staff members, unanimously agreed that pTeroPure merits this designation

ChromaDex

pTeroPure® is pursuing qualified health claim status with the FDA to strengthen its market penetration

Qualified Health Claim

- Allows products containing pTeroPure® to make claims such as "lowers cholesterol"
- ChromaDex has an exclusive license to a patent pending on cholesterol-lowering effects
- FDA dossier being prepared by Burdock Group and will be supported by clinical trials underway
- Designation expected by late 2012

Examples of success in the ingredients space

Company	Product	GRAS	Qualified Health Claim	Estimated Revenue ($M)	Estimated Market Size($M) [1]
Cargill	*Corowise* (phytosterols)	*Yes*	*Yes*	30[1]	180
MARTEK life enriched	*life's DHA* (omega-3)	*Yes*	*Yes*	150[2]	1650

Translates to a $30-$150M opportunity for ChromaDex, but with potential for higher market capture due to:

- First-mover advantage in **capturing a market** for pterostilbene
- **Intellectual property** on health benefits
- **Clinical studies** tied exclusively to pTeroPure
- High **awareness of blueberry health benefits** in the marketplace

[1] Frost & Sullivan (Corowise U.S. sales of dietary supplement and food & beverage ingredient; U.S. market sizing)

[2] Global sales annualized from DSM Q1 2011 earning report (minus $20M internal estimate for Martek retail brand)



The foundation for ChromaDex's new ***Retail*** *line*

pTeroPure is the foundation for ChromaDex's retail supplement line . . . .

BlūScience™

The fusion of blueberries and science

BlūScience™ is ***the fusion of blueberries and science*** . . . an extraordinary combination made possible by pterostilbene (pTeroPure®), a compound found naturally in blueberries. BlūScience™ has created a line of products that combines the powerful effects of this protective agent with other ingredients that have potent health benefits. BlūScience™ is committed to providing the most beneficial and highest quality formulations specially designed to support optimum health.*



Proud Sponsor of the 2011 GNC Franchise Convention

Launch of BlūScience™ now underway at GNC...


BlūScience
The fusion of blueberries and science
HeartBlū
Healthy Heart Support*
From the creators of
pTeroPure
Dietary Supplement
60 Vegetarian Capsules
BlūScience
The fusion of blueberries and science
EternalBlū
Anti-aging Support*
From the creators of
pTeroPure
Dietary Supplement
60 Vegetarian Capsules
BlūScience
The fusion of blueberries and science
TrimBlū
Weight Management*
From the creators of
pTeroPure
Dietary Supplement
60 Vegetarian Capsules
30 Servings
Natural Blueberry Flavor
No Water Needed
BlūScience
The fusion of blueberries and science
Blū2Go
Focus & Energy Melt*
From the creators of
pTeroPure
Dietary Supplement
30 Tablet Melts

GNC launch: Q3 2011 (2600 corporate stores, up to 2200 franchisees worldwide)

> *"We are extremely excited about the BluScience launch with GNC, given the innovative and novel ingredient pTeroPure which is the foundation for their product line. The products will be rolled out to all corporate stores beginning in July as an addition to the GNC commitment to health."*
>
> -Ted Deitrick, VP Merchandising, GNC

ChromaDex

BlūScience™ will be supported by an aggressive advertising campaign



Introducing...
BlūScience™
The fusion of blueberries and science
BlūScience
HeartBlū
BlūScience
EternalBlū
BlūScience
TrimBlū
BlūScience
Blū2Go
From the creators of pTeroPure
www.bluscience.com

Men's Journal

Google™

MUSCLE&BODY

wellbella

bing™

Woman's Day® LIVE WELL EVERY DAY

OWN THE NEW OPRAH WINFREY NETWORK

CNN

NBC

food NETWORK

BlūScience™ will target mass market following the GNC launch

Walgreens
8100 stores

CVS pharmacy
7000 Stores

RITE AID
4800 Stores

COSTCO WHOLESALE
420 U.S. locations

Walmart
Over 3600 U.S. locations

ChromaDex will aggressively pursue distribution through mass market retailers

ChromaDex

Examples of retail brand success in the dietary supplement market

Category	Product	Estimated Revenue ($M)[1]	BluScience equivalent
Heart Health	Nature's Bounty Fish Oil	40	HeartBlu
Anti-aging	Amerifit DHEA	20	EternalBlu
Weight control	Alli	105	TrimBlu
Energy	Stacker Energy	40	Blu2Go

Potential opportunity of $205M for ChromaDex

1 Frost & Sullivan (U.S. market)

pTeroPure® also has potential in the Beauty & Personal Care and Pharmaceutical markets


Ingredients
Dietary Supplements
Q3 2010
Food & Beverage
Q3 2011
Retail line
Dietary Supplements
Q2 2011
Beauty & Personal Care
Cosmeceuticals
Q4 2012
Sun Care
Q2 2013
Pharma
2014+

pTeroPure®

ChromaDex

pTeroPure has significant potential as a cosmeceutical due to its topical effects

Science Overview

- Lipophilic structure makes it potentially synergistic with common topical ingredients that effectively cross the skin barrier
- Research demonstrates the ability to inhibit skin damage & aging effects caused by oxidative stress
- Promotes skin tone lightening by inhibiting melanogenesis (darkening of skin)

Examples of success in this channel[1]:

- DSM - **$2M** in retinol ingredient sales (market size of $13M)
- Anti-aging cosmeceutical retail brands:
  - Dr. Brandt - **$13M**
  - Strivectin - **$28M**

Potential opportunity of $15-$30M for ChromaDex

[1] Frost & Sullivan (U.S. market)

Overview of the joint patent filed by U.C. Irvine and ChromaDex related to prevention of non-melanoma skin cancer

- Patent filed jointly between ChromaDex and U.C. Irvine
- Exposure to UV light activates enzymes (COX-2 and 12-LOX) that damage cellular structure while also inactivating proteins (15-PDGH and UGT) that inhibit this process
  - The long term build-up of damage related to these pathways leads to skin cancer
  - Pterostilbene has been shown to both re-activate UGT and inhibit COX-2 to prevent the progression of cancer

*The key claim of the joint patent is using pterostilbene to increase UGT activity for the **treatment** and **prevention of skin cancer***

ChromaDex



Science overview for pTeroPure® related to prevention of non-melanoma skin cancer

Frank Meyskens, MD

Director of the Chao Family Comprehensive Cancer Center University of California Irvine

Video – 1:22

This translates into a major opportunity for pTeroPure in sun care, particularly in the prevention of non-melanoma skin cancer

Commercial opportunity

- Current topical treatments contain frequent side-effects and have limited efficacy
- The non-melanoma skin cancer (NMSC) market is estimated to exceed $450M[1] but is **significantly underserved;** the U.S. sunscreen market is estimated at $800M[2]
- Rising NMSC incident rates and few industry players make the market especially attractive
  - Nearly 2 million people are diagnosed annually in the U.S. alone[1]

Example of success in the sunscreen market:

Neutrogena's *Helioplex* line: **$65M** annually in the U.S.

[1] Archives of Dermatology 2010

[2] Frost & Sullivan

pTeroPure®

The Pharmaceutical

pTeroPure® also has significant potential as a pharmaceutical

Commercial opportunity

- University of Mississippi study will be the 1st in a series of clinical studies on pathway to pharmaceutical approval
  - Its effects on lipid and blood sugar levels may be superior to fibrates and provide efficacy without the side effects of statins
- Oxidative stress (neuroprotectant), anti-anxiolytic, and non-melanoma skin cancer will also be opportunity areas

Example of success in this market:

- *Lovaza* - **$150M**[1] in its first full year ('06)
  - Pharmaceutical-grade fish oil for heart health
  - Now selling over $1B[2] globally

1 Edgar Online

2 Nutrition Business Journal

ChromaDex

Pipeline of additional Proprietary Products



ChromaDex has numerous other proprietary products yet to be marketed

Compound	Potential Applications	
Anthocyanins (C-3-G)	• Weight-loss • Diabetes	• Food pigmentation • Solar panel efficiency
Other stilbenoids (e.g., Piceatannol, Trimethoxy)	• Lipid reduction • Oxidative-stress reduction	• Cognitive enhancement
Curcumin	• Anti-inflammatory • Lipid reduction	• Immune health • Mental acuity
Gingerol	• Digestive aid • Nausea	• Weight control • Diabetes

ChromaDex continues to broaden its IP portfolio



Anthocyanins: ChromaDex's next proprietary product with potential in multiple markets

First mover advantage

- Botanically-derived compounds represent the next 'super fruit' class of phytochemical ingredients (natural pigments in purple-colored fruits)
- License of process patents obtained from SUNY Buffalo, June 2008
- Anthopure Technology anthopure Technology
  - SBIR P1 Grant for production validation, June 2009
  - SBIR P2 Grant for same, January 2011
- Commercial scale up underway

Anthocyanins will be brought to market by replicating the pTeroPure strategy

ChromaDex

Summary

In review . . . . pTeroPure has blockbuster potential across multiple markets

Revenue opportunity ($M)

Market	Revenue opportunity
Ingredients	$30 – $150M
Retail line	$205M
Beauty & Personal Care	$80 – 95M
Pharma	$150M

Success across all markets could lead to a ***$465 – $600M*** *opportunity for pTeroPure*

pTeroPure

ChromaDex

In review . . . ChromaDex has a focused 3-5 year plan with huge potential upside



$Million
700
600
500
400
300
200
100
0
Legacy business
pTeroPure
$505 - 660
40-60
465 - 600
$100-130
40-60
60-70
3-5 yr revenue projection
3-5 yr revenue upside

The total market opportunity for pTeroPure could greatly exceed internal plan expectations

Key milestones for ChromaDex

Launch pTeroPure as a supplement ingredient	✓	Sep '10
Achieve GRAS Status	✓	May '11
Launch BlūScience at GNC	✓	Jul '11
Launch pTeroPure as a food & beverage ingredient		Jul '11
Launch BlūScience into additional mass market retailers		'11 – '12
Announce human clinical trial results at Univ. of Mississippi		Q4 '11
Initiate non-melanoma skin cancer study at UC Irvine		Q1 '12
Launch pTeroPure and berry extract blend into major clubs and wholesalers		Q1 '12
Receive GRAS *letter-of-no-objection* from FDA		Mid '12
Receive qualified health claim for pTeroPure		Late '12
Continue IP in-licensing for additional proprietary compounds		Ongoing

Summary

- ChromaDex's **legacy business** is positioned for growth and provides sourcing for proprietary products
- pTeroPure®, ChromaDex's first **proprietary ingredient** to market, has tremendous growth opportunity across multiple markets
- ChromaDex's growing **IP** related to other proprietary products provides for long-term revenue growth across a similar array of key markets

ChromaDex

Contact Information

ChromaDex, Inc.
10005 Muirlands Blvd., Suite G
Irvine, CA 92618

Phone: +1-949-419-0288
Fax: +1-949-419-0294

www.chromadex.com